MEMO OF UNDERSTANDING


Major contract term; for exploration, development, and utilization of coalbed methane resources in the Hancheng & Tiafa mining areas (AREAS).

A.     Parties:

     Chinese Party:     China National Administration of Coal

Geology (CNACG)

     Foreign Party:     XCL Ltd. (XCL).

B.     Purpose:

     Cooperation Area;     Tiafa/Hancheng mining areas.



     Cooperation Content:     Exploration, evaluation,
                    development, and utilization of the coalbed methane resource on the AREAS.

C.     Working Stage:



     Stage 1:     Data Analysis Stage:

               Parties will jointly review, select, and summarize all available data on the AREAS

     Stage 2:     Exploration/Evaluation Stage:

               Establish an exploration program, perform pre-drilling exploration activities, commence exploration drilling operations, establish and perform an appraisal program, and complete appraisal report; establish and confirm commercial status of the AREAS, based on the appraisal report; and obtain the related government authority's approval for entering into development stage if the commerciality is confirmed.

     Stage 3:     Development and Utilization Feasibility Study
               Stage:

               Jointly establish a development and utilization program, conduct a feasibility study and negotiate a contract for utilization of production for each individual project.

          Stage 4:     Development Production and Utilization

Stage:



               1.     Jointly develop a development program,
                    establish  a development contract with
                    mining area authority, and implement a
                    utilization program for production

               2.     Operate the production from the AREAS, and
                    operate the utilization program for
                    production.

D.     Organizations formed in each stage.

          Stage 1:     Joint Working Group.

          Stage 2:     Joint Management Committee.

          Stage 3:     Joint Venture Cooperation.

          Stage 4:     Joint Venture Cooperation.

E.     Responsibility of each party:

          Chinese Party:



               1.     Provide professional experts.

               2.     Arrange working group to work in China and
                    the U.S.A.

               3.     Arrange engineering facility, equipment
                    and service to assist in the acquisition of supplies, materials and services in China at the most competitive cost level

               4.     Arrange approval for entry into AREAS.

               5.     Provide and deliver to foreign party all
                    required permits.

               6.     Responsible for its shares of investment
                    in development, utilization and operations.
     Foreign Party:

               1.     Provide professional experts.

               2.     Provide financial support for acquiring
                    data; create working group  meetings;
                    transportation  and  accommodation
                    arrangements for the working group.

               3.     Chairmanship of Joint Working Group (JWG)
                    and Joint Management Committee (JMC).

               4.     Perform as operator at the stages in which
                    the predevelopment costs have not been
                    recovered in the project.

               5.     Responsible for all of the costs for risk
                    exploration in the exploration stage.

               6.     Determination  of commerciality  of
                    coalbed  methane resource.

               7.     Responsible for its share of investment in
                    development, utilization and operations.

F.     Principle of participation in cost and production sharing:

               1.     Recovery of predevelopment costs from
                    production

               2.     Joint Venture established with Foreign
                    Party owning a 49% participation  and,
                    Chinese  Party  and  related  mining
                    authority owning a 51% participation (to be adjusted with related government authority approval).

                          If a party elects not to participate
                    in its full share the other party shall have the right to the excess percentage

                          Each party's share of production
                    products shall be based  on  the  same
                    percentage as their investment percentage of the development investment.

G. Arbitration and regulated law: Based on the laws and related regulations in P.R.C.

Parties will develop a contract for exploration. development and utilization based on the basic principles of this memorandum.


/s/                                    /s/ Marsden W. Miller, Jr.
_____________________________          __________________________
CHINA NATIONAL ADMINISTRATION                XCL LTD.
   OF COAL GEOLOGY (CNACG)

         12-14-95                           December 14, 1995
_____________________________        __________________________
           DATE                                  DATE